ASSET MANAGEMENT FUND

Intermediate Mortgage Fund
Ultra Short Mortgage Fund
Ultra Short Fund
(each a “Fund”)

SUPPLEMENT DATED OCTOBER 1, 2010

TO PROSPECTUS DATED MARCH 1, 2010

AS SUPPLEMENTED MAY 7, 2010

This supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with the prospectus for the Funds.

Ultra Short Mortgage Fund:

The Fund has adopted the following non-fundamental policy, which will take effect on October 1, 2010:

The Fund will invest exclusively in securities rated in the highest category by any one NRSRO or, if unrated, securities determined to be of equivalent quality by the Adviser.

This policy replaces the Fund’s current policy allowing it to invest in securities other than those rated in the highest category by an NRSRO.

Other Changes

Effective immediately, shares of the Funds are available for purchase by new and existing investors.

Each series of the Trust, including the Funds, is subject to the Trust’s Redemption-In-Kind Policy set forth on page 36 of the joint prospectus.  However, as of October 1, 2010, each series of the Trust will have resumed redemptions in cash.

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606

Please retain this supplement with your prospectus for future reference.